Exhibit 10.68


                   SECOND AMENDMENT TO CAPITAL CALL AGREEMENT


           This SECOND AMENDMENT TO CAPITAL CALL AGREEMENT (this "Amendment") is dated as of this ___ day of March, 2001, by and among Heller Financial, Inc., a Delaware Corporation (in its individual capacity, "Heller"), as Agent (in such capacity, "Agent") on behalf of the Lenders party to the Credit Agreement described below, Harvest Partners III, L.P., a Delaware limited partnership ("Harvest LP"), Lund International Holdings, Inc., a Delaware corporation ("Holdings") and Lund Industries, Incorporated, Deflecta-Shield Corporation, Belmor Autotron Corp., DFM Corp., Auto Ventshade Company and Smittybilt, Inc. (each a "Borrower" and collectively, the "Borrowers").

                                    RECITALS:

           A. The Borrowers, Holdings, the other Loan Parties, Heller, as Agent and a Lender, and the other Lenders are parties to a Credit Agreement dated as of February 27, 1998 (as such agreement has from time to time been amended, supplemented or otherwise modified to and including the date hereof and as it shall hereafter be further amended, supplemented or otherwise modified, the "Credit Agreement").

           B. The Borrowers, the Agent, Holdings and Harvest LP are parties to a Capital Call Agreement dated as of November 14, 2000 (as amended, supplemented or modified to and including the date hereof and as it shall hereafter be further amended, supplemented or otherwise modified, the "Capital Call Agreement").

           C. Holdings, the Borrowers, Harvest LP and the Agent desire to enter into a Waiver and Fifth Amendment to the Credit Agreement of even date herewith among Borrowers, Holdings, the other Loan Parties, Heller, as Agent and a Lender and the other Lenders ("Fifth Amendment") and make certain modifications to the Capital Call Agreement in connection therewith to, among other things, accelerate the contribution of an additional equity investment in Holdings in order to provide additional funds to Holdings and the Borrowers to meet their obligations.

           NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the sufficiency and receipt of all of which are acknowledged and intending to be bound hereby, the Agent, Holdings, the Borrowers and Harvest LP hereby agree as follows:

           1. Recitals. The Recitals set forth above are incorporated into this Amendment and the Capital Call Agreement.

           2. Defined Terms. All capitalized terms used in this Amendment without definition shall have the same meanings as those ascribed them in the Credit Agreement or the Capital Call Agreement.

           3. Amendments. Upon the Agent's acceptance hereof in the space provided for that purpose below and satisfaction of the conditions precedent specified in Section 5 hereof, the Capital Call Agreement shall be and hereby is amended as follows:

           3.1. Paragraph 1 of the Capital Call Agreement is hereby amended to delete the definitions of "First Test Date", "Second Test Date", "Proposed Transactions" and "Third Test Date" where they appear therein.

           3.2. Paragraph 2(a) of the Capital Call Agreement is hereby amended in its entirety to read as follows:

                      "(a) Harvest LP hereby agrees that:

                                 (i) On or before December 31, 2000, Harvest LP
                      shall, or shall cause a designee of Harvest LP acceptable to the Agent in its sole discretion to, make a contribution of Five Million Dollars ($5,000,000) to the equity of Holdings (the "First Capital Call"). Holdings shall immediately thereafter contribute the entire $5,000,000 amount of the First Capital Call to the equity of such Borrower or Borrowers as the Agent may require. Such Borrower or Borrowers shall immediately thereafter apply the entire $5,000,000 amount of the First Capital Call to reduce the outstanding principal balance of the Revolving Loans, but not as a permanent reduction of the Revolving Loan Commitment; provided, however, that upon the making of the First Capital Call, the Agent shall immediately establish a reserve on the Borrowing Base equal to the amount of the First Capital Call;

                                 (ii) On or before March 31, 2001, Harvest LP
                      shall, or shall cause a Designee of Harvest LP acceptable to the Agent in its sole discretion to, make a contribution of Five Million Dollars ($5,000,000) to the equity of Holdings (the "Second Capital Call"). Holdings shall immediately thereafter contribute the entire $5,000,000 amount of the Second Capital Call to the equity of such Borrower or Borrowers as the Agent may require. Such Borrower or Borrowers shall immediately thereafter apply the entire $10,000,000 amount of the First Capital Call and the Second Capital Call to reduce the outstanding principal balance of the Term Loans in accordance with
                      Section 1.5(E) of the Credit Agreement. After the entire $10,000,000 amount of the First Capital Call and the Second Capital Call shall have been so applied to prepay the Term Loans, the reserve established on the Borrowing Base pursuant to Section 3.2(a)(i) in the amount of the First Capital Call shall be eliminated; and

                                 (iii) In the event that subsequent to the
                      payment by Borrowers of interest due on August 31, 2001 under the Securities Purchase Agreements ("Interest Payment") a Priority Default occurs as a result of the breach of a



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

                      covenant under the Credit Agreement based upon the Loan Parties' financial performance for the fiscal year ending December 31, 2001, Harvest LP shall, or shall cause a designee of Harvest LP acceptable to Agent in its sole discretion, to make a payment directly to Agent in the amount of such Interest Payment (the "Third Capital Call"), which Third Capital Call shall be applied by Agent to reduce the outstanding balance of the Revolving Loans, but not as a permanent reduction of the Revolving Loan Commitment.

                      Notwithstanding the foregoing provisions of Paragraph 3.2(a)(iii), if on or after July 31, 2001, (at any date through which EBITDA is calculated pursuant to Section 4.3 of the Credit Agreement) the ratio of Holdings' and Borrowers' Senior Indebtedness to EBITDA is less than 3.0:1.00 as set forth in a certificate delivered to Agent executed by the Borrower Representative detailing such calculation (with EBITDA annualized based upon actual results for Fiscal Year 2001 through the last day of the fiscal period (for which EBITDA is calculated pursuant to Section 4.3 of the Credit Agreement) of Holdings and Borrowers ending prior to the delivery of such certificate and calculated as illustrated on Exhibit 4.7(D)), Harvest LP shall be relieved of its obligation to make payment of the Third Capital Call.

           3.3. The Capital Call Agreement is hereby amended to delete Paragraphs 2(b)-(g) in their entirety and the following new Paragraph 2(b) shall be inserted in substitution thereof:

                     "(b) The equity securities (including any additional shares of such equity securities issued as a dividend thereon) issued to Harvest LP or its designee in exchange for either the First Capital Call or the Second Capital Call shall not be subject to redemption until the Obligations have been paid in full and the Commitments have been terminated."

           3.4. Paragraph 3 of the Capital Call Agreement is hereby amended in its entirety to read as follows:

           "Until Harvest LP is relieved of its obligation to make payment of the Third Capital Call as set forth in Paragraph 2(a) above, (a) Harvest LP shall maintain funds in cash or Cash Equivalents in an aggregate amount equal to at least $1,562,500, and (b) on the last day of each March, June, September and December of each year, Harvest LP shall deliver to Agent and Lenders such statements or records as shall be requested by Agent and Lenders to evidence that Harvest LP is in compliance with the covenant set forth in clause (a) above."

           4. Representations. In order to induce the Agent to execute and deliver this Amendment, Holdings, Harvest LP and the Borrowers hereby represent to the Agent that as of the date hereof and as of the time that this Amendment becomes effective, each of the representations and warranties set forth in the Capital Call Agreement are and shall be and remain true and correct and Holdings, Harvest LP and the Borrowers are in full compliance with all of the terms and conditions of the Capital Call Agreement.





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

           5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                      (a) The Agent shall have received copies executed or certified (as may be appropriate) of:

                                 (i) this Amendment;

                                 (ii) the Fifth Amendment and all other Loan
                      Documents required thereby; and

                                 (iii) resolutions of the board of directors of
                      each of Holdings and each Borrower and the members of the general partner of Harvest LP authorizing the execution, delivery and performance of this Amendment.

                      (b) All legal matters incident to the execution and delivery hereof and of the instruments and documents contemplated hereby shall be satisfactory to the Agent and its counsel; and

                      (c) As of the date this Amendment is to become effective, the Borrowers, Holdings and Harvest LP shall be in full compliance with all the terms and conditions of the Capital Call Agreement as amended.

           6. Miscellaneous.

           6.1. Credit Agreement Unimpaired. The Borrowers and Holdings hereby agree that notwithstanding the execution and delivery hereof, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and that any rights and remedies of the Agent and the Lenders thereunder, obligations of the Loan Parties thereunder and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged hereby.

           6.2. Effect of Amendment. Except as specifically amended and modified hereby, the Capital Call Agreement and the Credit Agreement and other Loan Documents shall stand and remain unchanged and in full force and effect in accordance with their terms. Except as specifically set forth herein, this Amendment shall not be deemed to be a waiver of any Default or Event of Default or any of the Agent's or the Lenders' rights or remedies all of which are hereby expressly reserved. Reference to this specific Amendment need not be made in any note, instrument or other document making reference to the Capital Call Agreement or the Credit Agreement, any reference to the Capital Call Agreement in any of such shall be deemed to be a reference to the Capital Call Agreement, as amended hereby.

           6.3. Costs and Expenses. The Borrowers and Holdings jointly and severally agree to pay, on demand, all out-of-pocket costs and expenses incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the fees and expenses of counsel to the Agent with respect to the foregoing.



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

           6.4. Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which to constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. This Amendment shall be governed by the internal laws of the State of New York without giving effect to its conflicts of laws principles.




                            [SIGNATURE PAGE FOLLOWS]

Dated as of the first date above written.

HOLDINGS:                       LUND INTERNATIONAL HOLDINGS, INC.


                                By:       /s/ Dennis Vollmershausen
                                          -------------------------
                                Name:     Dennis Vollmershausen
                                          ---------------------
                                Title:    CEO and President
                                          -----------------


BORROWERS:                      LUND INDUSTRIES, INCORPORATED

                                By:       /s/ Dennis Vollmershausen
                                          -------------------------
                                Name:     Dennis Vollmershausen
                                          ---------------------
                                Title:    CEO and President
                                          -------------------------------

                                DEFLECTA-SHIELD CORPORATION

                                By:       /s/ Dennis Vollmershausen
                                          -------------------------
                                Name:     Dennis Vollmershausen
                                          ---------------------
                                Title:    CEO and President
                                          -----------------

                                BELMOR AUTOTRON CORP.

                                By:       /s/ Dennis Vollmershausen
                                          -------------------------
                                Name:     Dennis Vollmershausen
                                          ---------------------
                                Title:    Chief Executive Officer
                                          -----------------------

                                DMF CORP.

                                By:       /s/ Dennis Vollmershausen
                                          -------------------------
                                Name:     Dennis Vollmershausen
                                          ---------------------
                                Title:    CEO and President
                                             -----------------

                                AUTO VENTSHADE COMPANY

                                By:       /s/ Dennis Vollmershausen
                                          -------------------------
                                Name:     Dennis Vollmershausen
                                          ---------------------
                                Title:    CEO and President
                                          -----------------

                                SMITTYBILT, INC.

                                By:       /s/ Dennis Vollmershausen
                                          -------------------------
                                Name:     Dennis Vollmershausen
                                          ---------------------
                                Title:    CEO and President
                                          -----------------

AGENT:                          HELLER FINANCIAL, INC.


                                By:       /s/ Marc Pressler
                                          -------------------------------
                                Name:     Marc Pressler
                                          -------------
                                Title:    Vice President
                                          ------------------------------


HARVEST LP                      HARVEST PARTNERS III, L.P.

                                By: Harvest Associates III, LLC, its general partner


                                By:      /s/ Ira  Kleinman
                                         --------------------------------
                                Name:    Ira Kleinman
                                         ------------
                                Title:

                  CONSENT AND REAFFIRMATION BY OTHER GUARANTORS


           The undersigned have heretofore executed and delivered to the Agent, Guarantees dated as of February 27, 1998, pursuant to which the undersigned have guarantied Borrowers' and Holdings' obligations to the Agent and the Lenders. The undersigned hereby consent to the foregoing First Amendment to Capital Call Agreement as set forth above and reaffirm and confirm that their Guarantees and all of the undersigneds' obligations thereunder remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Capital Call Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guarantees referred to above.

                                LUND ACQUISITION CORP.

                                By:      /s/ Dennis Vollmershausen
                                         -------------------------
                                Name:    Dennis Vollmershausen
                                         ---------------------
                                Title:   President
                                         ---------



                                BAC ACQUISITION CO.

                                By:      /s/ Dennis Vollmershausen
                                         -------------------------
                                Name:    Dennis Vollmershausen
                                         ---------------------
                                Title:   President
                                         ---------



                                TRAILMASTER PRODUCTS, INC.

                                By:      /s/ Dennis Vollmershausen
                                         -------------------------
                                Name:    Dennis Vollmershausen
                                         ---------------------
                                Title:   Chief Executive Officer
                                         ----------------------------------


                                DELTA III, INC.

                                By:      /s/ Dennis Vollmershausen
                                         -------------------------
                                Name:    Dennis Vollmershausen
                                         ---------------------
                                Title:   President
                                         ---------